                                                                      EXHIBIT 24

                             VALLEY NATIONAL BANCORP
                                POWER OF ATTORNEY
                                    FORM S-3

           KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gerald H. Lipkin and Alan D. Eskow, and each of them singly, as their attorney-in-fact, with power of substitution, for each in any and all capacities, to sign any and all amendments (whether pre- or post-effective) to this Registration Statement on Form S-3 of Valley National Bancorp (SEC file No. 333-71546) and any registration statement filed pursuant to Rule 462(b) of the regulations of the Securities and Exchange Commission under the Securities Act of 1933 relating to this Registration Statement, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitute or substitutes, may do or cause to be done by virtue thereof.

           Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and the date indicated.


                                                     Title                               Date
                                                     -----                               ----
                                           Chairman, President, Chief
                                         Executive Officer and Director
/S/ GERALD H. LIPKIN                      (Principal Executive Officer)      October 22, 2001
-----------------------------------
(Gerald H. Lipkin)

                                          Executive Vice President and
                                             Chief Financial Officer
/S/ ALAN D. ESKOW                         (Principal Financial Officer)      October 22, 2001
-----------------------------------
(Alan D. Eskow)

                                       First Vice President and Controller
                                          (Principal Accounting Officer)
/S/ CHRISTINE MOZER                                                          October 22, 2001
-----------------------------------
(Christine Mozer)


/S/ SPENCER B. WITTY                        Vice Chairman and Director       October 22, 2001
-----------------------------------
(Spencer B. Witty)

/S/ ANDREW B. ABRAMSON                               Director                October 22, 2001
-----------------------------------
(Andrew B. Abramson)

/S/ CHARLES J. BAUM                                  Director                October 22, 2001
-----------------------------------
(Charles J. Baum)



                                                     Title                               Date
                                                     -----                               ----
/S/ PAMELA BRONANDER                                 Director                October 22, 2001
-----------------------------------
(Pamela Bronander)


/S/ JOSEPH COCCIA, JR.                                Director               October 22, 2001
-----------------------------------
(Joseph Coccia, Jr.)

                                                     Director                October   , 2001
-----------------------------------
(Harold P. Cook, III)

/S/ AUSTIN C. DRUKKER                                Director                October 22, 2001
-----------------------------------
(Austin C. Drukker)

/S/ GRAHAM O. JONES                                  Director                October 22, 2001
-----------------------------------
(Graham O. Jones)


/S/ WALTER H. JONES, III                             Director                October 22, 2001
-----------------------------------
(Walter H. Jones, III)

/S/ GERALD KORDE                                     Director                October 22, 2001
-----------------------------------
(Gerald Korde)

/S/ ROBINSON MARKEL                                  Director                October 22, 2001
-----------------------------------
(Robinson Markel)


                                                     Director                October   , 2001
-----------------------------------
(Joleen J. Martin)

/S/ ROBERT E. MCENTEE                                Director                October 22, 2001
-----------------------------------
(Robert E. Mcentee)

                                       2



                                                     Title                               Date
                                                     -----                               ----
                                                     Director                October   , 2001
-----------------------------------
(Richard S. Miller)

/S/ ROBERT RACHESKY                                  Director                October 22, 2001
-----------------------------------
(Robert Rachesky)

/S/ BARNETT RUKIN                                    Director                October 22, 2001
-----------------------------------
(Barnett Rukin)

/S/ PETER SOUTHWAY                                   Director                October 22, 2001
-----------------------------------
(Peter Southway)

                                                     Director                October   , 2001
-----------------------------------
(Richard F. Tice)

/S/ LEONARD J. VORCHEIMER                            Director                October 22, 2001
-----------------------------------
(Leonard J. Vorcheimer)


/s/ JOSEPH L. VOZZA                                  Director                October 22, 2001
-----------------------------------
(Joseph L. Vozza)


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